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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 13, 2005


                           Jacobson Resonance Enterprises, Inc.
               (Exact name of registrant as specified in charter)


        Nevada                                                 0-27847
(State or other jurisdiction                          (Commission File Number)
 of  incorporation)


3225 S. MacDill Avenue, Suite 129312, Tampa, FL                     33629-8171
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (813) 223-3000


           8200 Jog Road, Suite 100, Boynton Beach, FL  33437
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        Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))



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Item 1.03. Bankruptcy or Receivership.

On October 13, 2005, Jacobson Resonance Enterprises, Inc. (the "Company") filed, with the United States Bankruptcy Court for the Middle District of Florida, Tampa Division, for reorganization under Chapter 11 of the Federal Bankruptcy Code (Case No. 8:05-bk-25388-PMG).


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Jacobson Resonance Enterprises, Inc.


Date: October 19, 2005
                                By: /s/ Jerry I. Jacobson
                                -------------------------------------
                                Jerry I. Jacobson,
                                President and Chief Executive Officer










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